STORE REPORTING PACKAGE (follows this page)

Quarterly Reporting Package 11/30/2024 Property Ownership # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent Fee 102 13,341,313 $15 $18,979,131 $25,171,412 ($6,192,281) 0.8 Ground Lease 21 2,964,686 $20 $6,727,010 $7,116,485 ($389,475) 0.9 Total 123 16,305,999 $16 $25,706,140 $32,287,896 ($6,581,756) 0.8 Rent Tier (B) # of Properties Square Feet 1 > $ 2.3 31 3,927,404 2 > $ 1.9 31 4,090,245 3 > $ 1.7 30 4,035,758 4 < $ 1.7 31 4,252,592 Total 123 16,305,999 (A) Reflects financial activity from August 4, 2024 through November 2, 2024 (Fiscal Q3 2024) (B) Rent tier determined based on book Occupancy Expense per square foot Rent : includes book Rent, Ground Leases, Contingent Rent, CAM & accrued Real Estate Taxes EBITDA : Tenant's Unallocated Store Contribution Profit, uses book rent EBITDAR : excludes Occupancy included in calculation of EBITDA Fiscal Quarter Ended November 2, 2024(A) Fiscal Quarter Ended November 2, 2024(A) Page 1

Quarterly Reporting Package 11/30/2024 Tenant's Sales per Square Foot Tier # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > $18.9 31 3,632,263 $25 13.4% 1.2 > $15.9 31 3,941,199 $17 10.9% 0.9 > $12.7 30 4,088,313 $14 8.0% 0.6 < $12.7 31 4,644,224 $10 2.8% 0.2 Total 123 16,305,999 $16 $25,706,140 9.7% (6,581,756) 0.8 EBITDAR / Rent Tier(B) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent >{1.0}x 46 5,252,180 $20 15.3% 1.4 <= {1.0}x 77 11,053,819 $15 6.1% 0.5 Total 123 16,305,999 $16 $25,706,140 9.7% (6,581,756) 0.8 (A) Reflects financial activity from August 4, 2024 through November 2, 2024 (Fiscal Q3 2024) (B) Stratifications consolidated due to insufficient store count Fiscal Quarter Ended November 2, 2024(A) Fiscal Quarter EndedNovember 2, 2024(A) Page 2

Quarterly Reporting Package 11/30/2024 Property Ownership # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent Fee 102 13,341,313 $72 $126,655,072 $100,006,349 $26,648,723 1.3 Ground Lease 21 2,964,686 $93 $41,279,961 $28,650,119 $12,629,841 1.4 Total 123 16,305,999 $76 $167,935,033 $128,656,468 $39,278,565 1.3 Rent Tier (A) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent 1 > $ 9.3 31 4,032,698 $107 $68,307,005 $46,442,523 1.5 2 > $ 7.4 31 4,171,477 $75 $45,072,435 $34,394,136 1.3 3 > $ 6.7 30 3,849,232 $73 $37,407,706 $27,092,986 1.4 4 < $ 6.7 31 4,252,592 $49 $17,147,886 $20,726,823 0.8 Total 123 16,305,999 $76 $167,935,033 $128,656,468 $39,278,565 1.3 (A) Rent tier determined based on book Occupancy Expense per square foot (B) Reflects financial activity from Ocotober 29, 2023 through November 2, 2024 (TTM October 2024) Rent : includes book Rent, Ground Leases, Contingent Rent, CAM & accrued Real Estate Taxes EBITDA : Tenant's Unallocated Store Contribution Profit, uses book rent EBITDAR : excludes Occupancy included in calculation of EBITDA Trailing 12 Months(B) Trailing 12 Months(B) Page 3

Quarterly Reporting Package 11/30/2024 Tenant's Sales per Square Foot Tier # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > $90.6 31 3,655,269 $119 17.0% 1.8 > $72.9 31 4,011,753 $81 14.5% 1.4 > $58 30 4,038,847 $65 12.1% 1.1 < $58 31 4,600,130 $46 7.2% 0.6 Total 123 16,305,999 $76 $167,935,033 13.6% $39,278,565 1.3 EBITDAR / Rent Tier(B) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > {1.0}x 80 9,736,996 $88 16.1% 1.7 <= {1.0}x 43 6,569,003 $57 8.0% 0.6 Total 123 16,305,999 $76 $167,935,033 13.6% $39,278,565 1.3 (B) Reflects financial activity from October 29, 2023 through November 2, 2024 (TTM October 2024) (B) Stratifications consolidated due to insufficient store count Trailing 12 Months(A) Trailing 12 Months(A) Page 4

Quarterly Reporting Package Master Lease Guarantor Operating Performance Fiscal Quarter Ended November 2, 2024(A) Trailing 12 Months as of November 2, 2024(C) -5.4% -5.5% Yes N/A $1,537 N/A Fiscal Quarter Ended November 2, 2024(A) Trailing 12 Months as of November 2, 2024(C) 203 203 455 455 80.1 80.1 (A) Reflects financial activity from August 4, 2024 through November 2, 2024 (Fiscal Q3 2024) (B) Per Consolidated Financial Statements of Penney Intermediate Holdings LLC as of November 2, 2024 (C) Reflects financial activity from October 29, 2023 through November 2, 2024 (TTM October 2024) End of period number of stores - space leased Gross square footage of stores (in millions) Key Financial and Performance Metrics Comparable store sales percent increase/(decrease) for Master Lease Properties(B) Liquid assets covenant compliance (as defined in the Master Leases) Tangible net worth (as defined in the Master Leases - in millions)( B) Key Portfolio Metrics End of period number of stores - fee owned and ground leased Page 5